Exhibit 99.2

AG Edwards Energy Conference March 16, 2005 Fred Barrett, President

Forward-Looking Statements Except for the historical information contained herein, the matters discussed in this presentation are forward-looking statements. These forward-looking statements reflect our current views with respect to future events, based on what we believe are reasonable assumptions. These statements, however, are subject to risks and uncertainties that could cause actual results to differ materially including, among other things, market conditions, oil and gas price volatility, uncertainties inherent in oil and gas production operations and estimating reserves, unexpected future capital expenditures, competition, the success of our risk management activities, governmental regulations and other factors discussed in our Registration Statement on Form S-1 and Annual Report on Form 10-K for the year ended December 31, 2004 filed with the Securities and Exchange Commission (SEC). We refer you to the "Cautionary Note Regarding Forward-Looking Statements" section of the Registration Statement and Form 10-K.

Pure Rockies exploration and production company focused primarily on natural gas Extensive multi-year development drilling inventory Exposure to multiple high impact, high return exploration plays Heavily weighted towards unconventional projects: low risk, repeatable, long life, large reserve size Utilize cutting-edge technology Experienced management team and technical staff with demonstrated exploration expertise Demonstrated production and reserve growth Strong balance sheet positioned for growth Key Investment Highlights

Historical Projected Source: Dept. of Energy, EIA; Released: January 2004 Where is the primary resource base? Estimated Recoverable Natural Gas Resources Lower 48 States Unconventional Tight Gas, CBM, Shale Gas What is the primary resource base? Focus on the Rocky Mountains Rocky Mountains

Denver, CO Big Horn Basin Powder River Basin Green River Basin Uinta Basin Piceance Basin Paradox Basin Williston Basin DJ Basin Wind River Basin CBM Horizontal Hill Creek Cave Gulch Cooper Reservoir Wallace Creek Talon Nine Mile Gibson Gulch Extensive Development Inventory Key Take-Away Points Nine core development projects 87% operated 96 MMcfe/d net production (Jan. 2005) 292 Bcfe proved reserves at year-end 2004 $276 MM 2005 capex 353 development wells in 2005 Gas Prone Area Oil Prone Area Development Project Lake Canyon

Significant Exploration Upside Key Take-Away Points 24 exploration projects (^ 65 prospects) Over 10 Tcfe unrisked potential 1,600,000+ gross undeveloped, 935,000+ net undeveloped acres (Mar. 2005) Significant 3-D seismic coverage (799 sq. mi.) 16 exploration wells in 2005 Company is seeking partners to accelerate our evaluation and drilling of certain exploration projects Denver, CO Madison, Bakken, Red River Horizontal Tri-State CBM Wyodak, Big George Hook Unrisked Target Size 50-250 Bcfe (2 areas) 250-500 Bcfe (4 areas) 500 Bcfe to Multi-Tcfe (6 areas) Big Horn Big Horn Basin Powder River Basin Green River Basin Uinta Basin Piceance Basin Paradox Basin Williston Basin DJ Basin Wind River Basin

Vernal Glenwood Springs Grand Junction Price San Rafael Uplift Axial Basin Uncompahgre Uplift Uplift Douglas Creek Arch U T A H C O L O R A D O Uinta Mtns Lake Canyon Giant Oil and Gas Province Uinta and Piceance Basins UTAH COLORADO Uinta Basin Piceance Basin Barrett Acreage Gas Producing Area Oil Producing Area Garmesa Trend Altamont/Bluebell Monument Butte Natural Buttes San Arroyo Gibson Gulch Grand Valley, Parachute, Rulison, Mamm Creek Rifle Garmesa Nine Mile U I N T A P I C E A N C E

Grand White River Uplift SCALE: 1 Township = 36 sq mi Rifle, CO 11 MMcfe/d Net Production (Jan. 2005 ) 22,101 Gross / 17,187 Net Acres (Mar. 2005) 89 Bcfe Est. Proved Reserves (Dec. 31, 2004) $120 MM Capex 2005 (95 Wells, 12 re-completes) Barrett Legacy Position in the Piceance Basin Basin-Centered Gas Project - Gibson Gulch Gibson Gulch Hogback Grand Valley 233 Bcf 130 MMcfed Rulison 275 Bcf 128 MMcfed Parachute 139 Bcf 88 MMcfed Mamm Creek 259 Bcf 271 MMcfed Divide Creek 65 Bcf 2 MMcfed COLORADO Piceance Basin Barrett Acreage Gas Producing Area Pipeline CIG 16" Questar GVGS Northwest

Grand Hogback Mamm Creek Field 271 MMcfed Silt Gibson Gulch Unit Major Gas Manufacturing Play Gibson Gulch, Piceance Basin 10-Acre Density Approved January 10, 2005 Scale: 640 ac = 1 Mile (with 10 ac grid) Barrett Acreage Gas Producing Area Joint Ownership Areas Gibson Gulch Unit Barrett Wells Mesaverde Structure

San Arroyo 381 Bcfe Monument Butte 289 Bcfe Natural Butte 2 Tcfe Altamont/Bluebell 3.1 Tcfe Drunkards Wash 278 Bcfe Nine Mile Canyon Garmesa Lake Canyon Price, UT Hill Creek Tumbleweed Cedar Camp Brundage Canyon Roosevelt, UT "Mother Nature's Hydrocarbon Store House" 17 MMcfe/d Net Production (Jan. 2005) 263,768 Net Undeveloped and Earning Arrangement Acres (Mar. 2005) 49 Bcfe Est. Proved Reserves (Dec. 31, 2004) $66 MM Capex 2005 (23 Wells, 6 re-completes) UTAH Uinta Basin Trend Garmesa SCALE 1 Township = 36 sq mi Uinta Basin

Scale: 640 ac = 1 Mile (with 40 ac grid) 83 Sq Mile 3-D Survey Substantial Development and Exploration Upside Nine Mile Canyon Project Barrett Acreage Seismic Option Acreage Gas Well 2004 Location 2005 Location Gas Productive Area 3-D Seismic Outlines Existing Pipelines Proposed Pipelines WOC 3-D Deep Closure WOC Deep Test Getty Deep Well Tested: Dakota 315 Mcf Entrada 1,800 Mcf WOC Completing

SCALE 1 Township = 36 sq mi Key Well 14-1 Marsing (1975) 4,000' gas saturated Mesaverde section Lake Canyon Brundage Canyon Giant Lease Position Lake Canyon / Brundage Canyon Basin-Centered Project 56,201 Gross / 33,470 Net Acres; 222,794 Gross / 167,096 Net Earning Arrangement Acres (Mar. 2005) Altamont/Bluebell Duchesne Structural Level of Natural Buttes Barrett Acreage Mesaverde Penetrations Oil Producers Pipelines Faults Temporarily Abandoned Planned 3D Seismic Survey

Cave Gulch Cooper Reservoir Wallace Creek Pommard WINDJAMMER 3-D 90+ sq mi Madden 3+ Tcfe Frenchie Draw 100+ Bcfe WALTMAN ARCH 3-D SCALE: 1 Township 36 sq mi EAST MADDEN 3-D Play Lance Basin - Centered Gas History of Discoveries and Successful Execution Eastern Wind River Basin 39 MMcfe/d Net Production (Jan. 2005) 165,946 Net Undeveloped Acres (Mar. 2005) 83 Bcfe Est. Proved Reserves (Dec. 31, 2004) $56 MM 2005 Capex (26 wells, 5 re-completes) Owl Creek Thrust Fault Thrust Arch Waltman Windjammer Stone Cabin WYOMING Wind River Basin Barrett Acreage Gas Field Faults TALON Testing

Wind River Exploration Update Madden 3+ Tcfe Frenchie Draw 100+ Bcfe EAST MADDEN 3-D Play Lance Basin - Centered Gas Owl Creek Thrust Fault Thrust Arch Waltman Area of New Ft. Union and Lance Production Hitchcock Draw 16,000' Test Talon Producing 1 Lance well, testing 4 Lance wells Producing 5 Ft. Union wells Drill 1 Lance, 6 Ft. Union wells in 2005 East Madden TD 16,600' Lance well, WOCT BBC Talon Unit BBC WI 44-64% Yates Mahoney Unit BBC WI 44-100% Yates Riverbank Unit BBC WI 44% TALON Barrett Acreage Gas Well Dry Hole Faults Testing Testing BBC WI 37.5%

40 Bcfe Est. Proved Reserves (Dec. 31 2004) $20 MM 2005 Capex (218 wells) 23 MMcfe/d Net Production (Jan. 2005) 47,290 Net Undeveloped Acres (Mar. 2005) Low Risk, Repeatable CBM Inventory Powder River Basin MT WY Powder River Basin Barrett Acreage Gas Producing Area Cat Creek Amos Draw DeadHorse Willow Creek Porcupine Palmtree BIG GEORGE PLAY Union Outcrop Fort Gillette, WY Fort Outcrop Union SCALE 1 Township = 36 sq mi Tuit WYODAK PLAY

Predominantly Fee Lands Oil Component 31 Bcfe Est. Proved Reserves (Dec. 31, 2004) $9 MM 2005 Capex (6 wells, 1 re-entry) 6 MMcfe/d Net Production (Jan. 2005) 191,400 Gross / 120,855 Net / 113,403 Net Undeveloped Acres (Mar. 2005) Williston Basin Horizontal Technology Play Grand River Red River "B" Play Red River "B" Oil Saturation Area Cedar Creek Anticline Scale in Miles 0 30 Cedar Hills Field SOUTH DAKOTA MONTANA Williston Basin Mapped Area NORTH DAKOTA Red Water Bakken Play Nameless Madison Play Indian Hills Madison Play East Fork Madison Play Cartwright Madison Play Red Bank-Target Madison Play

Williston Piceance Powder River Uinta Wind River 6 6 21 17 41 2005 Capex Wind River Other Piceance Uinta 20 12 44 25 Piceance 44% Uinta 25% Wind River 20% Other 12% 2002 2003 2004 2005E Drilling 31.3 151.7 209 276 Acquisitions 134.5 44.6 138 0 PRB 11 53 23 21 DJ 0 0 4 0 Williston 13 7 13 22 Other 13 5 1 0 Capex ($MM) $135 $31 $45 $152 $137 $210 $276 Acquisitions Base Capex Record Of Growth Investment In Our Asset Base Development Exploration Other 72 7 21 *Includes Acreage, Facilities and G&G Exploration 7% Other* 21% Development 72% December 2004 Production (MMcfe/d) Williston 6 Piceance 6 Powder River 21 Uinta 17 Wind River 41 Production (MMcfe/d) 2002 2002 2003 2003 2004 Drilling 23.7 30.7 47 71.7 91 Mar 2002 Dec 2002 June 2003 Dec 2003 Dec 2004 24 31 47 73 91 63% CAGR

East 46 160 667 765 939 Mar 2002 Dec 2002 Dec 2003 June 2004 173% CAGR Mar 2005 939 765 667 160 46 Net Undeveloped Acres (thousands) Record Of Growth Investment In Our Asset Base 2002 2002 2003 2003 2004 Drilling 58 130 159 204 292 Mar 2002 Dec 2002 June 2003 Dec 2003 Dec 2004 80% CAGR 292 130 58 204 159 Net Proved Reserves (Bcfe)

Denver, CO Big Horn Basin Powder River Basin Green River Basin Uinta Basin Piceance Basin Paradox Basin Williston Basin DJ Basin Wind River Basin CBM Horizontal Hill Creek Cave Gulch Cooper Reservoir Wallace Creek Talon Nine Mile Gibson Gulch Extensive Development Inventory Key Take-Away Points Nine core development projects 87% operated 96 MMcfe/d net production (Jan. 2005) 292 Bcfe proved reserves at year-end 2004 $276 MM 2005 capex 353 development wells in 2005 Gas Prone Area Oil Prone Area Development Project Lake Canyon

Significant Exploration Upside Key Take-Away Points 24 exploration projects (^ 65 prospects) Over 10 Tcfe unrisked potential 1,600,000+ gross undeveloped, 935,000+ net undeveloped acres (Mar. 2005) Significant 3-D seismic coverage (799 sq. mi.) 16 exploration wells in 2005 Company is seeking partners to accelerate our evaluation and drilling of certain exploration projects Denver, CO Madison, Bakken, Red River Horizontal Tri-State CBM Wyodak, Big George Hook Unrisked Target Size 50-250 Bcfe (2 areas) 250-500 Bcfe (4 areas) 500 Bcfe to Multi-Tcfe (6 areas) Big Horn Big Horn Basin Powder River Basin Green River Basin Uinta Basin Piceance Basin Paradox Basin Williston Basin DJ Basin Wind River Basin

Pure Rockies exploration and production company focused primarily on natural gas Extensive multi-year development drilling inventory Exposure to multiple high impact, high return exploration plays Heavily weighted towards unconventional projects: low risk, repeatable, long life, large reserve size Utilize cutting-edge technology Experienced management team and technical staff with demonstrated exploration expertise Demonstrated production and reserve growth Strong balance sheet positioned for growth Key Investment Highlights